Family of Fine Beverages

Forward looking statements
This presentation contains forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause the actual results, performance or achievements of CEDC to be materially different from any future results, performance or achievements, expressed or implied, by forward-
looking statements. Investors are cautioned that forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such statements. CEDC undertakes no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise unless required to do so by the securities laws. Investors are referred to the full discussion of risks and uncertainties included in CEDC’s Form 10-K for the fiscal year ended December 31,
2005, and in other periodic reports filed by CEDC with the Securities and Exchange
Commission.

Who is CEDC?
Originally founded in 1990
NASDAQ listed since 1998 with current market
capitalisation of approximately US$ 900 million
The leading
producer
of vodka in Poland and one of
the largest producers of vodka worldwide.
The leading
distributor
and
importer
of alcoholic
beverages in Poland.
Operates largest nationwide next-day alcoholic
beverage delivery service with 15 distribution centers
and 76 satellite branches located throughout Poland

Who is CEDC? (cont’d.)
Distributes over
700
brands of alcoholic beverages consisting of a
wide range of alcoholic beverages.
Over
2,900 employees
in Poland
Net Sales CAGR of 43% over the last five years
EPS CAGR of 81% over the last five years
Operating cash flow per share of $1.11 for the 6 months ending June
30, 2006
2006 forecasted sales of US$934 million to US$959 million and forecasted EPS of US$1.27 to US$1.40

Market Position of CEDC
• Leading importer of alcoholic beverages in Poland
and Hungary,
- No. 1 importer of wine
- No. 1 importer of beer
- A leading importer of spirits
• Leading distributor of alcoholic beverages in
Poland
- No. 1 distributor of domestic spirits
- No. 1 distributor of wine
• Leading producer of vodka in East/Central Europe
- No. 1 Mainstream Vodka in Poland – Absolwent
- No. 1 Premium Vodka in Poland and Hungary –
Bols
- No. 2 Flavoured Vodka in Poland – Zubrowka
- No. 1 Vodka in Hungary – Royal
- Fastest growing Vodka in Poland – Soplica
- No. 1 Rum in Poland - Senorita

Leading Vodka Producer in Poland
Source: AC Nielsen; Rinki Alkoholowe
Vodka producers market share
by value
Market shares for key brands
by value
Source: AC Nielsen
Sobieski, 28%
Polmos Lublin, 8%
Vin & Spirit, 7%
Pernod, 3%
Diageo, 3%
Brown Forman, 3%
Other, 17%
32%
Excluding the economy sector,
CEDC has over 46% of the vodka
market by volume
Rank Brand Segment Producer
Value
Share
1 Absolwent Mainstream 14.5%
2 Starogardzka Econony Sobieski 9.1%
3 Bols Premium 6.0%
4 Gorzka Zoladkowa Mainstream Polmos Lublin 5.7%
5 Sobieski Premium Sobieski 5.3%
6 Soplica Mainstream 4.6%
7 Luksusowa Mainstream Vin & Spirit 4.0%
8 Krakowska Econony Sobieski 3.5%
9 Zubrowka Mainstream 3.4%
10 Smirnoff Mainstream Diageo 2.8%

Leading Importer Of Beers, Wines and Spirits
Metaxa (1)
Rémy Martin cognac
Passoa Liqueur
St. Rémy brandy
Cointreau Liqueur
Bols Liqueurs (1)
Grant’s whisky
Jim Beam bourbon (1)
Jaegermeister bitter
Camus Cognac
Raynal
Sierra (1)
Teacher’s
Sauza
Spirits
Notes: (1) Hold a leading position in their respective sectors
Amsterdam
Bitburger
Budweiser
Corona
Foster’s
Franziskaner
Grolsch
Guinness
Kilkenny
Evian
E&J Gallo wines (1)
Sutter Home (1)
Rosemount
Veuve Clicquot
Rothschild
Laroche
Moreau & Fils
Codorniu
Torres
Banfi
Frescobaldi
Penfolds
Concha y Toro (1)
Georges Duboeuf
Piper Heidsieck
Beers/Water Wines
Above represents only partial selection of products imported by CEDC
CEDC Exclusive Import Portfolio

Gdańsk
Olsztyn
Stargard Szczeciński
Białystok
Toruń
Łomża
Warszawa
Zielona Góra
Kiełczewo
Konin
Łódź
Mińsk Mazowiecki
Ząbkowice Śląskie
Chrzanów
Przeworsk
Headquarter
Division

Leading National Distribution Network in Poland
Distribution platform with national footprint:
15 distribution centres and 76 satellite branches
700 sales people visiting both on and off-trade clients
40,000 outlets serviced
National coverage is important due to:
Poor road infrastructure
Local stores (traditional trade) are expected to remain key
point of purchase for alcoholic beverage products
Next largest distributor, Alti Plus (7% market
share) has a multi-regional rather than
national network
Producers are highly dependant on
distributors with national footprint
Above the line advertising not allowed in Poland

ESTONIA
SWEDEN
RUSSIA
LATVIA
Baltic Sea
LITHUANIA
BELARUS
GERMANY
POLAND
CZECH REPUBLIC
UKRAINE
SLOVAKIA
MOLDOVA
AUSTRIA
HUNGARY
SLOVENIA
ROMANIA
CROATIA
BOSNIA AND HERZEGO-VINA
SERBIA AND MONTE-NEGRO
BULGARIA
ALBANIA
FORMER YUGOSLAV REPUBLIC OF MACEDONIA
ITALY
GREECE

CEDC Expansion into Hungary
In July 2006, CEDC acquired Bols
Hungary, a major importer of spirits
in Hungary
Import Portfolio include products
from:
Remy Cointreau
Jagermeister
Bols
C&C
CEDC owns Royal Vodka brand, the
#1 Vodka in Hungary
CEDC acquired to rights to Bols
Vodka in Hungary, the #1 premium
Vodka in Hungary
CEDC is exploring opportunities for
expansion in other Central and
Eastern European countries

Sales and Marketing Teams
• POLAND
- Focused National Marketing Team of 28 people to develop own and agency brands in Poland
- Three focused National Sales Organizations
› On Trade Sales – Key Brand Building Opportunity
- Over 70 people employed in the only dedicated On-Trade sales team in Poland
› Key Account Sales Team
- Dedicated team of 60 people across all CEDC companies focused on serving key accounts
› Traditional Trade Sales Team
- National sales force of 560 people focused on dominant channel in Poland
• HUNGARY
- Sales team of 30 people
- Marketing team of 6 people

BOLS
LEMON ICE
SHOOT THE FRUIT ! >>> WYGRAJ
BOLS
VODKA
CRAFTSMANSHIP FOR PREMIUM DISTILLATION
PRODUCED AND BOTTLED UNDER LICENCE OF BOLS DISTILLERIES B.V.
700 ml
40% VOL

10 CEDC Brands – Bols Vodka #1 Premium Vodka in Poland and Hungary Sales of more than 1.5 million cases Most profitable brand in Poland License production in Russia planned for 2007

CEDC Brands – Zubrówka
Considered to be a vodka in a category of its own in Poland with a unique flavor and heritage
Leading brand for export
Very loyal base of consumers
Strongly connected with tradition and Polish
culture
Considered one of the top icons of Poland
Approaching 1 million cases

CEDC Brands – Soplica
One of the oldest vodka brands in Poland
Associated with Polish nobility and heritage
Currently exported to markets such as UK
and Mexico
Fastest growing brand in Poland – over 50%
growth over prior year in August 2006
New line extensions of flavors launched this
year in 1
st
quarter of 2006
On target to reach 1 million cases in 2006

CEDC Brands – Absolwent
#1 Vodka in Poland for last 7 years
One of the top 10 selling vodka brands in the
world
High quality at a reasonable price
Brand has continued to outperform the
category
Positioned in the mainstream
Close to 4 million cases sold

Accelerate direct sales of our own brands
700 strong sales force to focus on selling own brands and imports
Leverage our 40,000 direct customers to grow sales of our brands
Utilize dedicated on-trade sales force to execute brand building in on trade outlets
Develop new brand opportunities
Introduction of new brands for own and third-party brands
Current excess production capacity gives opportunity for growth of new brands for next three to five years
Restricted advertising laws in Poland emphasize new brands to be developed through distribution
Post rectification (lowering of spirit costs) more aggressive move into private label and economy sector
Key Growth Drivers

Reduce costs of goods sold
Leverage purchasing power to reduce cost of raw materials
Largest spirit purchaser in Poland
Purchase over 120 million each of bottles, caps and labels per year
Build rectified spirit plant by mid 2007 at our two production sites -> payback within 3 years on $10 million investment
Reduce key operating overhead expenses
Combine purchasing power to reduce key SG&A costs
Continue to consolidate satellite branches
Consolidate back office of CEDC in 2008
Reduction of headcount by 10% by 2008
Key Growth Drivers

Continued Acquisitions of Producers/Brands and
Distributors
Grow current 32% production share to 40% by acquiring niche brands and growth of own brands
Utilize excess capacity through acquired niche brands
Targeting mid-single digit multiple for brand acquisitions on a forward 12 month basis
Acquire distributors with at least $140 million in annualized sales in 2006 and 2007
Target opportunities outside of Poland
Regional acquisition opportunities (Central and Eastern Europe)
Target companies with similar business model as CEDC
Leverage our know how and business relations to utilize in other markets
License production of Bols in Russia
Key Growth Drivers

Expand higher margin (30%-40% margin) import portfolio
Combination of CEDC’s and Bols’ exclusive imports strengthens position as a “one stop shop”
Rapid on premise expansion in Poland drives growth opportunities for imports
Our direct distribution and strong sales force makes us more attractive for additional agency brands
Strong GDP and purchasing power growth in Poland will fuel consumer demand for imports
Expand higher margin (70% margin) export sales
Vodka represents the fastest growing category world wide
Grow Zubrowka exports to reach 750,000 cases within 5 years (current base 200,000 cases)
Expand export sales of other brands to 200,000 cases within 5 years (current base
30,000 cases)
Expand geographical reach of Zubrowka from current small base
Key Growth Drivers

BIAŁYSTOK
ŻUBRÓWKA
BISON BRAND VODKA

IMPORTED
ŻUBRÓWKA
TRIPLE DISTILLED
BISON BRAND FLAVORED VODKA

18 Zubrówka Package Change .

Net sales
(1)
EPS (fully diluted)
EBITDA
Strong Historical Financial And Operating
Performance
2003 2004 2005 2002
Notes: (1) Net of excise tax
(2) Excludes the impact of acquisition one-off’s and foreign exchange
(3) Excludes the impact of new acquisitions and the impact of foreign exchange
$ 293 million
$0.44
$14 million
$ 429 million
$0.64
$24 million
$ 580 million
$0.89
$32 million
$ 749 million
$1.09
$56 million
(2)
2006
(Forecast)
$ 934-959 million
$1.27 – 1.40
$105 million
(3)
Following the integration of the Polmos and Bols businesses, CEDC has developed into a strong cash flow generating business delivering operating cash flow per share of $1.11
($40.1 million) for the 6 months ending June 30, 2006